Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2017 through November 2017 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review on a total of 5,988 seasoned mortgage loans, comprised from three (3) Collapse populations as follows: Collapse 21 had an original population totaling 2,602 seasoned mortgage loans (the “Collapse 21 Initial Population”), Collapse 22 had an original population totaling 3,048 seasoned mortgage loans ( the “Collapse 22 Initial Population”) and Collapse 22.1 had an original population totaling 338 seasoned mortgage loans (the “Collapse 22.1 Initial Population”; together with the Collapse 21 Initial Population and the Collapse 22 Initial Population, the “Initial Population”). Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.). The potential securitization population for Collapse 21 originally consisted of 2,541 seasoned mortgage loans once 61 seasoned mortgage loans that were included in the Initial Population but were not considered for securitization were removed (the “Collapse 21 Potential Securitization Population”). The potential securitization population for Collapse 22 originally consisted of 3,033 seasoned mortgage loans once 15 seasoned mortgage loans that were included in the Initial Population but were not considered for securitization were removed (the “Collapse 22 Potential Securitization Population”). The potential securitization population for Collapse 22.1 originally consisted of 338 seasoned mortgage loans with no loans removed from the Collapse 22.1 Initial Population (the “Collapse 22.1 Potential Securitization Population”; together with the Collapse 21 and the Collapse 22 Potential Securitization Population, the “Potential Securitization Population”). The total Potential Securitization Population from all three Collapses totaled 5,912 seasoned mortgage loans. Subsequently to the establishment of the Potential Securitization Population, the population was finalized with a total of 5,688 mortgage loans (the “Final Securitization Population”) due to population reductions for various reasons (224 mortgage loans).

In total during the Review, AMC reviewed a total Potential Securitization Population of 2,295 unique mortgage loans for inclusion in the securitization and conducted the following reviews: Compliance Review (2,295 mortgage loans; 2,082 in Final Securitization Population), Pay History Review (490 mortgage loans; 474 in Final Securitization Population), Collection Comments Review (29 mortgage loans; 1 in Final Securitization Population), Data Integrity Review (519 mortgage loans; 475 in Final Securitization Population) and Title Review (1,178 mortgage loans; 1,029 in Final Securitization Population). A portion of the Review was conducted on non-performing loans (“NPLs”) that were not planned to be included in the securitization population unless they became re-performing (“RPLs”).

Compliance Reviews (2,082 Mortgage Loans in the Final Securitization Population):

From the Initial Population, AMC selected a random sample of 490 mortgage loans for review. In addition, an additional population of 811 mortgage loans were added to the Compliance Review sample which consisted of (i) 483 re-performing mortgage loans, (ii) 150 Texas mortgage loans that were previously non-performing, (iii) 125 mortgage loans that were modified in the 13-24 months prior to the Review, (iv) 51 state specific mortgage loans, and (v) 2 mortgage loans that were previously non-performing. These additions increased the total initial Compliance Review population to 1,301 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 937 mortgage loans were added to the Initial Compliance Review Population. The additional 937 mortgage loans consisted of 692 mortgage loans secured by properties in states where violations were noted and 245 HOEPA mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 2,238 mortgage loans.

After the Compliance Review was completed, 2 mortgage loans were added to the Potential Securitization Population from prior reviews conducted by AMC for the Client and 158 mortgage loans were removed for reasons not discussed to AMC. These population changes decreased the Compliance Review population to 2,082 mortgage loans or 36.60% of Final Securitization Population.

Title Lien Alert Reviews (1,029 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,029 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Pay History Review (474 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 474 mortgage loans in the Final Securitization Population.

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Data Integrity Review (475 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 475 mortgage loans in the Final Securitization Population.

Collection Comment Review (1 Mortgage Loan in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 1 mortgage loan in the Final Securitization Population.

Home Data Index Ordering (5,688 Mortgage Loans in the Final Securitization Population)

Home Data Index (“HDI”) values were ordered by the Client on all 5,688 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 5,688 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	5,688
Compliance Population	2,082	36.60%
Title Population	1,029	18.09%
Pay History Population	474	8.33%
Data Integrity Population	475	8.35%
Collection Comment Population	1	0.02%

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria listed below.

Identity of NRSRO	Title and Date of Criteria
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E
Standard & Poor’s Rating Services, a Standard and Poor’s Financial Services LLC business	Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below provided by the Client to the data found in the actual file as captured by AMC during the Data Integrity Review. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	First Payment Date	Original LTV
Amortization Term	Interest Only	Original P&I
Amortization Type	Interest Only Period	Original Term
Balloon Flag	Lien Position	Property Type
Borrower First Name	LTV Valuation Value	Purpose
Borrower Last Name	Maturity Date	Refi Purpose

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City	Note Date	State
Coborrower First Name	Occupancy	Street
Coborrower Last Name	Original CLTV	Zip
Contract Sales Price	Original Interest Rate
Doc Type	Original Loan Amount

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

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d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;

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▪	Appraisal;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final 1003;
▪	Final TIL;
▪	HUD from sale of previous residence;
▪	Initial and final GFE’s;
▪	Changed circumstance documentation;
▪	Final HUD-1;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 2,082 mortgage loans, (ii) a Pay History Review on 474 mortgage loans, (iii) a Data Integrity Review on 475 mortgage loans, and (iv) a Collection Comment Review on 1 mortgage loan. AMC also ordered and reviewed a lien search on 1,029 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 2,082 mortgage loans, 1,908 (91.64%) have exceptions with 283 (13.59%) retaining rating agency grades of “C/RC” or “D/RD” and 1,625 (78.05%) retaining a grade of “B / RB”. The remaining 174 (8.36%) are rating agency grade “A/RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Moodys & Morningstar #	Moodys & Morningstar %*	S&P #	S&P %*
A / RA	174	8.36%	174	8.36%
B / RB	1625	78.05%	1625	78.05%
C / RC	108	5.19%	62	2.98%
D / RD	175	8.41%	221	10.61%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Summary Exception Category	Event Level	# of Exceptions
(TX50(a)(6)) Related EV3 exceptions	EV3	239
Missing Final HUD-1	EV3	169
North Carolina CHL Tangible Net Benefit	EV3	31
(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	EV3	13
(Doc Error) HUD Error:	EV3	12
Missing Document: Note - Subject Lien not provided	EV3	7
Note Error: Note late charge percentage exceeds maximum per state	EV3	5
(Missing Doc) Loan images/file not provided	EV3	2
Missing Data) Unable to determine if loan is a same lender refi	EV3	1
Missing Initial Loan Application Test	EV2	1,682
TILA - Final TIL Missing	EV2	1,307
Notice of Right to Cancel Missing	EV2	774
CHARM Booklet Disclosure Status	EV2	446
Right of Rescission Timing - Receipt Date Missing	EV2	412

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Summary Exception Category	Event Level	# of Exceptions
Due to lack of appraised value, compliance tests requiring an LTV were run off an assumed value of a contract sales price or original loan amount, whichever applies.	EV2	410
ARM Disclosure Status	EV2	395
Final TIL Finance Charge Under Disclosed	EV2	100
Right of Rescission Timing - Note Date used as Transaction Date	EV2	77
ARM Disclosure Timing	EV2	59
Missing Initial Loan Application No Fees	EV2	58
Disbursement Date Missing	EV2	57
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	EV2	34
(TX50(a)(6)) Texas Cash-out Loan (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal)	EV2	31
(Doc Error) Note Error: Loan does not comply with state prepayment penalty requirements		30
CHARM Booklet Disclosure Timing	EV2	26
Unable to determine occupancy, compliance results were generated using a defaulted value of Primary.	EV2	24
RESPA Disclosure - Missing Signature on Affiliated Business Arrangement Disclosure	EV2	21
(TX50(a)(6)) Texas Cash-out Loan (T-42 Endorsement Not Obtained)	EV2	19
Note Error: Note late charge percentage exceeds maximum per state	EV2	16
Michigan Consumer Mortgage Protection Act (Counseling Agencies List)	EV2	16
FACTA Disclosure Missing	EV2	15
Michigan Consumer Mortgage Protection Act (Borrower Bill of Rights Disclosure Not Provided)	EV2	15
Michigan Consumer Caution and Home Ownership Counseling Notice Not Provided	EV2	14
New Jersey First Lien Late Charge Percent Testing	EV2	14
New York Late Charge Percent Testing	EV2	13
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	EV2	11
FHA Case Number Assignment Date Missing	EV2	10
Final TIL Estimated	EV2	10
RESPA Disclosure - Affiliated Business Arrangement Disclosure Missing	EV2	9
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	EV2	9
Unable to determine property type, compliance results were generated using a defaulted value of Single Family Detached.	EV2	9
(TX50(a)(6)) and/or (TX50(t)) No Title in the loan file or Title indicates other lien(s) exist	EV2	8
North Carolina Home Loan (Impermissible Prepayment Penalty)	EV2	6
ARM Disclosure Compliant	EV2	7
Due to lack of appraised value, compliance tests requiring an LTV were run off an assumption of 100%" - Validation if the "No Value Provided	EV2	7
(Doc Error) TIL Error: Borrower signature not dated.	EV2	5
Virginia Mortgage Lender and Broker Act (Dual Agency Compensation Without Notice)	EV2	5
Final TIL APR Under/Over Disclosed By Greater Than 0.125%	EV2	4
Final TIL Not Provided to Borrower At or Before Consummation	EV2	4
Michigan Consumer Caution and Home Ownership Counseling Notice Not Provided Timely	EV2	4
TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 3, 5, 7, 8, 9, 10 or DC)	EV2	4
(TX50(a)(6)) Texas Cash-out Loan (Unable to Determine Spousal or Owner Written Consent )	EV2	3

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Summary Exception Category	Event Level	# of Exceptions
Georgia Home Loan (Arbitration Clause)	EV2	3
Michigan Consumer Mortgage Protection Act (Borrower Bill of Rights Disclosure Not Provided Timely)	EV2	3
Missing Document: Missing Lender's Initial 1003	EV2	3
Nebraska Mortgage Bankers Registration and Licensing Act (Broker Notice Not Provided)	EV2	3
Pennsylvania First Lien Late Charge Grace Period Testing	EV2	3
Texas Home Loan Counseling Agencies List Not Provided	EV2	3
Texas Home Loan Counseling Disclosure Not Provided	EV2	3
TIL APR Tolerance Irregular Transaction	EV2	3
Illinois Late Charge Percent Testing	EV2	2
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	EV2	2
Michigan Consumer Mortgage Protection Act (Counseling Agencies List Timing)	EV2	2
Nebraska Mortgage Bankers Registration and Licensing Act (Impermissible Fees on Refinance)	EV2	2
North Carolina First Lien Late Charge Percent Testing	EV2	2
South Carolina CHL Complaint Agency Disclosure Timing Test	EV2	2
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	EV2	2
Texas Home Loan (Mortgage Information Resource List not Provided)	EV2	2
North Carolina First Lien Late Charge Percent Testing	EV2	1
(TX50(a)(6)) Texas Cash-out Loan (The lender/Assignee cannot conclusively rely on the Value reflected on the Acknowledgement of Fair Market Value as it does not match the appraised value)	EV2	1
Federal FACTA Disclosure Timing Test	EV2	1
Notice of Right To Cancel Not Provided to All Required Parties	EV2	1
Texas Home Loan (Mortgage Information Resource List not Provided Timely)	EV2	1
Texas Home Loan (Refinance of Special Mortgage)	EV2	1
Unable to determine the # of units, compliance results were generated using a defaulted value of 4.	EV2	1

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 475 mortgage loans included within the Data Integrity population, AMC found 40 data variances. Some variances such as zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by AMC. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Label	Total Times Compared	Delta(s)
City	474	10
# of Units	475	9
Refi Purpose	243	4
Zip	474	3
Occupancy	474	2
Balloon Flag	475	2
First Payment Date	474	2
Amortization Term	465	1
Amortization Type	474	1
Lien Position	474	1
Maturity Date	474	1
Original Interest Rate	474	1
Original Loan Amount	474	1
Original Term	474	1
Purpose	474	1
Borrower First Name	21	0
Borrower Last Name	21	0
Coborrower First Name	12	0
Coborrower Last Name	12	0
Contract Sales Price	230	0
Doc Type	475	0
Interest Only	21	0
Interest Only Period	1	0
LTV Valuation Value	474	0
Note Date	474	0
Original CLTV	472	0
Original LTV	472	0
Original P&I	473	0
Property Type	475	0
State	474	0
Street	474	0

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

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PAY HISTORY REVIEW SUMMARY

For the 474 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of August 31, 2017 on 238 mortgage loans and September 29/30, 2017 on 236 mortgage loans. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population.

Within this population, 386 mortgage loans (approximately 81.43%) had no delinquencies during the look back period; however, only 355 mortgage loans had complete payment history data. Each of the remaining 85 mortgage loans in the Review (approximately 17.93%) had at least one-month delinquency during the look back period. With respect to such mortgage loans, 85 mortgage loans had complete payment history data and 2 mortgage loans (0.42%) complete payment history and 1 mortgage loan (0.21%) was missing at least one month of payment history data.

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Current, No Missing Data	355	74.89%
Current, At Least One Month Missing	31	6.54%
Delinquent, No Missing Data	85	17.93%
Missing Payment History	2	0.42%
Delinquent, At Least One Month Missing	1	0.21%

COLLECTION COMMENT REVIEW SUMMARY

For the 1 mortgage loan in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. The status date of the comments was September 1, 2017. At the time of AMC’s review, the current status of the mortgage loan was noted as performing.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC, originally reviewed a report covering 1,029 mortgage loans which showed 513 mortgage loans were in first lien position. This initial review was unable to confirm the lien position on 516 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 475 mortgage loans were confirmed to be in first lien position. For the remaining 41 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position on 37 loans. AMC was unable to confirm the lien position on the remaining 4 mortgage loans.

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ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans
Fixed	1,539	73.92%
Adjustable	538	25.84%
Unknown	5	0.24%
Total	2,082	100.00%

Lien Position	Loan Count	Percentage of Loans
1	2,077	99.76%
Unknown	5	0.24%
Total	2,082	100.00%

Loan Purpose	Loan Count	Percentage of Loans
Cash Out: Debt Consolidation	431	20.70%
Cash Out: Home Improvement/Renovation	6	0.29%
Cash Out: Other/Multi-purpose/Unknown Purpose	421	20.22%
Limited Cash-Out	2	0.10%
First Time Home Purchase	306	14.70%
Other-than-first-time Home Purchase	584	28.05%
Rate/Term Refinance - Borrower Initiated	316	15.18%
Construction to Permanent	3	0.14%
Unavailable	13	0.62%
Total	2,082	100.00%

Original Term	Loan Count	Percentage of Loans
0-120 Months	1	0.05%
121-180 Months	138	6.63%
181-240 Months	35	1.68%
241-360 Months	1,902	91.35%
Unknown	6	0.29%
Total	2,082	100.00%

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Property Type	Loan Count	Percentage of Loans
Single Family Detached	1,582	75.98%
Co-op	2	0.10%
Condo, Low Rise	83	3.99%
Condo, High Rise	2	0.10%
PUD	226	10.85%
Townhouse	11	0.53%
Single-wide Manufactured Housing	42	2.02%
1 Family Attached	31	1.49%
2 Family	75	3.60%
3 Family	16	0.77%
4 Family	6	0.29%
Other	6	0.29%
Total	2,082	100.00%

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